

InfuSystem

INFUSION MADE EASY

(NYSE: INFU)

Corporate Presentation

July 5, 2018

Forward Looking Statements

Statements made in this presentation that are not historical facts are considered to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, potential changes in overall healthcare reimbursement, including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, U.S. Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any litigation to which the Company may be involved in from time to time; and other risk factors as discussed in the Company's annual report on Form 10-K for the year ended December 31, 2017 and in other filings made by the Company from time to time with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q. Our annual report on Form 10-K is available on the SEC's EDGAR website at www.sec.gov, and a copy may also be obtained by contacting the Company. All forward-looking statements made in this presentation speak only as of July 5, 2018, the date of this presentation. We do not intend, and do not undertake any obligation, to update any forward-looking statements to reflect future events or circumstances after the date of such statements, except as required by law.

Additional Information and Where to Find It

InfuSystem Holdings, Inc. filed with the Securities and Exchange Commission (the "SEC") on June 14, 2018 a definitive proxy statement in connection with the election of nominees nominated by the Board of Directors for election as directors, and certain other matters to be considered by the stockholders, at the 2018 Annual Meeting of Stockholders. The definitive proxy statement contains important information about the proposed nominees for election as directors and the other matters to be considered at the Annual Meeting. The definitive proxy statement for the Annual Meeting and any other relevant documents (when they become available) may be obtained free of charge at the SEC's web site at www.sec.gov and at the Company's web site at www.infusystem.com or by directing a written request to: InfuSystem Holdings, Inc., 31700 Research Park Drive, Madison Heights, Michigan 48071, attention Corporate Secretary.

BEFORE MAKING ANY VOTING DECISION, INFUSYSTEM'S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE NOMINEES FOR ELECTION AS DIRECTORS AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2018 ANNUAL MEETING.

Participants in the Solicitation

InfuSystem Holdings, Inc. and its directors and executive officers may be deemed "participants" in the solicitation of proxies from stockholders in connection with the matters to be considered at the Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with such matters is set forth in the definitive proxy statement filed with the SEC.

Non-GAAP Measures

This presentation contains information prepared in conformity with GAAP as well as non-GAAP financial information. The Company believes that the non-GAAP financial measures presented in this presentation provide useful information to the Company's management, investors, and other interested parties about the Company's operating performance because they allow them to understand and compare the Company's operating results during the current periods to the prior year periods in a more consistent manner. It is management's intent to provide non-GAAP financial information in order to enhance readers' understanding of its consolidated financial information as prepared in accordance with GAAP. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure and the corresponding GAAP financial measures are presented so as to not imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included later in the appendix attached in this presentation.

Introduction to InfuSystem Holdings


ENTER
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CADD-1®

Founded in 1986, InfuSystem's business is based around renting ambulatory infusion pumps to health care providers in the oncology space

- InfuSystem pumps enables patients to leave the clinic and continue their infusion at home
- Outpatient, at-home treatment substantially lowers the cost of care
- InfuSystem is the dominant player in oncology, with 1800 provider facilities and 450 payors
- Industry consolidation and changes in billing practices have created significant competitive advantages for InfuSystem and significant barriers to entry for new participants

INFU Public History Has Three Periods

Public since 2007; INFU's History Includes Three Distinct Periods

1. Team that acquired business via SPAC was pushed out by activist group in 2012
2. Morris (Chair) / Steen (CEO) pursued aggressive growth via acquisition; pump purchases, IT etc.
3. Refocus period following Medicare reimbursement change and exit of Morris and Steen



Infusystems Holdings (INFU) - Barchart.com
Morris joins Board
Morris tries to buy INFU
Steen CEO; Meridian Starts Buying
MEDICARE CHANGE
Steen and Morris out
Restatement of Revenues
BANK COVENANT ISSUES
Morris tries to buy INFU
1. SPAC Team
2. Aggressive Growth Strategy
3.Refocus
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Refocus Period Began April 2017

Major Initiatives Included

- IT – corrected ever-expanding projects and costs (INFU is not a software company); reduced spend by > $1m
- Billing and Collections – was never given strategic focus, now in process of being turned into a core competency
- Finance – in process of transitioning from an accounting function to a planning and analysis business driver



Infusystems Holdings (INFU)
MEDICARE CHANGE
Restatement of Revenues
Steen and Morris out
4Q results and Share Buyback
1Q results
BANK COVENANT ISSUES
DiIorio CEO
3.55
3.00
2.50
2.00
1.50
1.00
Jan '16
May '16
Sep '16
Jan '17
May '17
Sep '17
Jan '18
May '18

InfuSystem INFUSION MADE EASY

Refocus Agenda Has Delivered Rapid Progress Changes Resulted in Quick AEBITDA Recovery


QUARTERLY AEBITDA
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Mar-16 | Jun-16 | Sep-16 | Dec-16 | Mar-17 | Jun-17 | Sep-17 | Dec-17 | Mar-18
AEBITDA | $3,300,3 | $3,406,8 | $3,413,5 | $2,916,8 | $1,437,3 | $3,063,1 | $3,866,3 | $3,322,0 | $3,552,1

AEBITDA, or Adjusted EBITDA, is a non-GAAP financial measure. Adjusted EBITDA represents net income (calculated in accordance with GAAP), excluding interest expense, income tax expense, and depreciation and amortization, or EBITDA, as further adjusted to exclude stock compensation expenses, restatement costs, shareholder legal costs and management reorganization/transition costs. Adjusted EBITDA and EBITDA are reconciled to net income (their most comparable GAAP measure) on Slide 26.

1. Improved net cash flow; reduced debt; eliminated bank credit issues
2. Streamlined management, elevated/hired operating experts
3. Improving operating efficiencies (incl pump utilization); reduce costs; increase margins
4. Improving collections (e.g., new board member, Terry Armstrong)
5. Focusing on core business units; increase competitive advantages (InfuSystem MOBILE)
6. Initiated stock buyback program
7. Pursuing Smart Growth opportunities

Debt Situation Brought Under Control

Total and Net Debt ($ millions)


42.0
40.0
38.0
36.0
34.0
32.0
30.0
28.0
26.0
24.0
22.0
33.6
37.2
35.9
38.0
35.6
34.8
34.1
36.0
33.8
34.8
33.0
35.2
34.2
37.2
36.5
37.1
36.1
34.9
34.1
37.6
36.2
39.2
35.7
37.7
37.2
40.3
38.8
41.6
39.2
39.5
38.7
39.7
38.4
39.0
37.6
38.7
37.7
38.4
36.8
37.0
35.4
37.5
34.1
37.4
35.5
37.9
35.5
35.3
35.1
37.6
36.4
35.4
34.6
32.3
32.8
32.2
31.8
30.2
29.4
30.1
30.1
27.6
29.0
25.6
28.4
26.3
28.4
25.7
26.3
24.7
Net Debt
Cash
Total Debt
Formation of Office of the President
Net Debt decreased rapidly following formation of the Office of the President in April 2017
Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2015
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2016
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2017
Jan Feb Mar
2018

Net Debt is a non-GAAP financial measure. Net Debt represents debt (calculated in accordance with GAAP) reduced for cash and cash equivalents. Net Debt is reconciled to debt (its most directly comparable GAAP measure) in the chart provided on this slide.

New Management Team and Board

New Focused Leadership

- C-suite – new CEO and CFO replacing former team of CEO, CFO, CAO, COO, CTO, CLO
- Elevated functional experts to replace departed executives
- Board will have 6 of 8 members with tenures of less than 2 years

Rich DiIorio	CEO and director since Nov. 2017. Began at INFU 14 years ago as sales representative. Previously, EVP and General Manager oncology.
Gregg Lehman	Chairman and director since May 2014. Experienced health care executive. CEO, EB Employee Solutions; CEO, MGC Diagnostics (MGCD); CEO, Health Fitness Corporation (HFIT).
Scott Shuda	Director since Sept 2017. Managing Director of Meridian, INFU's largest shareholder. 20-years experience investing and serving as director of public health care companies.
Chris Sansone	Director since June 2016. Managing Director of Sansone Capital, INFU's fifth largest shareholder. 15-years specializing in small and micro-cap investing, including numerous directorships.
Joe Whitters	Director since April 2012, audit committee chair. Long-time public company CFO. Numerous public company directorships including OMCL, MNT, SLXA, and LUM.
Darrell Montgomery	Director since June 2017. 25-years as IT executive and consultant working at Atos, Dell, Perot and Gemini Consulting.
Terry Armstrong	Director nominee. 40-year experience in health care revenue cycle management.
Ronald Peele	Director nominee. 25-years working with IT and healthcare, began his career with Ernst & Young

New Attention to Operational Excellence Can be Seen in Pump Utilization Rates



Data for Oncology Fleet
70%
69%
68%
67%
66%
65%
64%
63%
62%
64.74%
64.74%
64.11%
63.51%
64.20%
64.22%
65.32%
65.04%
65.41%
65.64%
65.78%
66.61%
66.65%
67.63%
68.33%
2017-02
2017-03
2017-04
2017-05
2017-06
2017-07
2017-08
2017-09
2017-10
2017-11
2017-12
2018-01
2018-02
2018-04
2018-05
2017
2018

INFU's Operating Turnaround is Ongoing and Still in Early Innings

- Significant costs savings still in process of rolling through P&L
- Improved billing and collections have potential of $ millions add'l revenue and cash
- Incentive compensation is now keyed off improved cash flows
- Ongoing savings from rationalized IT and pump capex
- Ongoing conversion of customers from paper to electronic and EMR



Targeting several million dollars of additional AEBITDA as a result of improved operations

Smart Growth Opportunities

1. Oncology market share gains
2. Continue measured growth of IPD
3. Pain management
4. Broker trader desk





Targeting high-single digit annual growth in areas with competitive advantages and favorable margins

Oncology: Going on the Offensive for Market Share Gains


InfuSystem
ADVANTAGE
InfuSystem ADVANTAGE
High Patient Satisfaction | World-Class Quality | 24/7 Pump Support
InfuSystem is the leading provider of infusion pumps and services to hospitals, oncology practices, and other alternate site healthcare providers.
SAFETY
• Greater infusion accuracy with flat delivery profile (+/- 6%)
• Not affected by placement or temperature, unlike disposable balloon-type devices
• Event reporting
SERVICE
• 24/7 pump support (150+ languages)
• Confirmation of delivery
• Biomedical service and repair
COST
• 70% of your patients at no charge to your practice*
• Low per-treatment fee for others
• Our pump support hotline never takes a vacation
We Make it Easy!
InfuSystem offers flexibility and world-class quality to clinicians and patients, alike.
Contact InfuSystem Today!
(800) 962-9656
InfuSystem
www.infusystem.com | Toll Free: (800) 962-9656 | info@infusystem.com

Differentiation

- Safety
  - InfuSystem MOBILE
  - Smart Pump Technology
- Service
  - 24/7 Support
  - Patient/Customer Satisfaction
- Cost
  - Per Dose Cost Under $19
  - Elastomerics Cost More

Emphasizing Delivery of Highest Levels of Safety and Service


InfuSystem
MOBILE
Clinical Support ... Connected
Secure Two-Way Communication | Portable Patient Safety Innovation
Send your patients home with confidence with automated safety checks, secure two-way communication with clinical support, and easy to understand education videos, all in the palm of the patient's hand.
Innovative Safety:
• A Patient Safety Revolution
• Automated Infusion Monitoring Alerts
• Send Your Own Secure Messages
• Convenient Education Videos
• Support More Patients
• Eliminate Patient Paperwork
• Family Member Support
We Make it Easy!
Don't have a smart phone? No problem. Install on a family member's mobile device with your custom patient code for personalized support.
Contact InfuSystem Today!
(800) 962-9656
InfuSystem
INFUSION MADE EASY
www.infusystem.com | Toll Free: (800) 962-9656 | mobile@infusystem.com

1. Improved Safety For Patients
2. Increased Patient Touch Points
3. Pocket-sized Clinical Support

IPD: Smart Growth

- **Refocused on Profitability**
  - Reorganized department, reviewed clients, pared unprofitable relationships
  - Disposable sales profitability in 1Q of 2018 was up 6% from prior year period
- **Finding Growth Opportunities – during just 2Q2018:**
  - Agreed to expand existing pump rental relationship by $700K by end of 2018
  - Created new relationship in Canada with projected annual revenue ~ $1 mil
  - Increased contract to expand disposable sales to a single client by $1.7 mil



Pain Management and Pump Sales

- **Pain Management**
  - Business is slowly but steadily ramping
  - Adding sales reps at measured pace
  - New relationships with major health centers
  - Progress despite efforts being hampered by last year's Puerto Rico hurricane which damaged key industry manufacturing facility


PATIENTS/MONTH
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17
Apr-17
May-17
Jun-17
Jul-17
Aug-17
Sep-17
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18

- **Pump Sales**
  - Have long been a variable but valuable contributor to business
  - Correcting debt situation empowers team to expand the business – working capital is again available to finance opportunistic used pump purchases
  - Used pump purchases and sales leverage company's strong biometric repair team – used pump purchases reduce capex and sales boost profits and cash flow

Guidance and Valuation Analysis

2019 Revenue of $80 mil and AEBITDA of $16 mil

Peer analysis suggests forward valuation above $5.26 per share

Company Name	Exchange:Ticker	Enterprise Value (USD)	EBITDA (2018 Estimate)	EV/2018 EBITDA	Revenue (2018 Estimate)	EV/2018 Sales	Adjusted EBITDA' (2018 Estimate)	EV/Adjusted EBITDA'
Ekso Bionics Holdings, Inc. (NasdaqCM:EKSO)	NasdaqCM:EKSO	$ 96			$ 15	6.6x	$ 20	4.7x
Sharps Compliance Corp. (NasdaqCM:SMED)	NasdaqCM:SMED	$ 56	$ 1	38.7x	$ 43	1.3x	$ 6	9.7x
Hamilton Thorne Ltd. (TSXV:HTL)	TSXV:HTL	$ 81	$ 6	14.1x	$ 29	2.8x	$ 3	30.1x
Electromed, Inc. (AMEX:ELMD)	AMEX:ELMD	$ 39					$ (0)	
Profound Medical Corp. (TSXV:PRN)	TSXV:PRN	$ 53	$ (13)		$ 17	3.1x	$ (4)	
Digirad Corporation (NasdaqGM:DRAD)	NasdaqGM:DRAD	$ 43	$ 11	3.8x	$ 107	0.4x	$ 7	6.0x
Cryo-Cell International, Inc. (OTCPK:CCEL)	OTCPK:CCEL	$ 94					$ 5	18.7x
Cesca Therapeutics Inc. (NasdaqCM:KOOL)	NasdaqCM:KOOL	$ 12					$ (6)	
Alphatec Holdings, Inc. (NasdaqGS:ATEC)	NasdaqGS:ATEC	$ 139	$ (3)		$ 97	1.4x	$ 9	15.3x
Cynergistek, Inc. (AMEX:CTEK)	AMEX:CTEK	$ 59	$ 5	11.1x	$ 73	0.8x	$ 7	9.1x
MRI Interventions, Inc. (OTCPK:MRIC)	OTCPK:MRIC	$ 22					$ (4)	
Semler Scientific, Inc. (OTCPK:SMLR)	OTCPK:SMLR	$ 93			$ 20	4.5x	$ 2	50.7x
Myomo, Inc. (AMEX:MYO)	AMEX:MYO	$ 24			$ 4	6.4x	$ (4)	
Peer Group Harmonic Mean				**8.9x**		**2.8x***		**10.5x**
InfuSystem Holdings Inc. 2018 Estimates	*AMEX:INFU*	*$ 104*	*$ 14*	*7.4x*	*$ 73*	*1.4x*	*$ 14*	*7.4x*
InfuSystem Holdings Inc. 2019 Estimates		*$ 104*	*$ 16*	*6.4x*	*$ 80*	*1.3x*	*$ 16*	*6.4x*
INFU Stock Price at Peer Median Valuations - 2018 Estimates				*$ 4.41*		*$ 7.96*		*$ 5.37*
INFU Stock Price at Peer Median Valuations - 2019 Estimates				*$ 5.26*		*$ 8.82*		*$ 6.36*

*Based on median, not harmonic mean

Universe (Non Inclusive)
Enterprise Value USD $25m to $5,000m
Healthcare Services, Healthcare Equipment, Medical Instruments, Healthcare Distributors. US/Canada Based
Data and calculations as of July 2, 2018; source CapitalIQ and Valens Research
EV, or enterprise value, is calculated as the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

See Slide 7 for the note discussing EBITDA and Adjusted EBITDA or AEBITDA

Appendix
Ryan Morris' Five Years On INFU Board

- April 2012: activist group wins control of INFU…dog catches car…now what?
- Hired Houlihan Lokey to sell company; found no buyers - small, niche-company, concern over reimbursement risk
- Morris made very short-lived offer $1.85 - $2.05; special committee formed, never met financial partner
- Led to Morris/Steen aggressive growth plan – which appeared to be working, until the Medicare change and restatement exposed its strategic and operating weaknesses



Infusystems Holdings (INFU) - Barchart.com
Morris joins Board
Steen CEO; Meridian Starts Buying
Morris recruits Lehman to board
Lehman becomes chairman
MEDICARE CHANGE
Meridian/Shuda board seat
Morris offers to buy INFU
1 year
Steen and Morris out
RESTATEMENT OF REVENUES
5 years
4.00
3.55
3.00
2.50
2.00
1.50
1.00
Jan '12
Jul '12
Jan '13
Jul '13
Jan '14
Jul '14
Jan '15
Jul '15
Jan '16
Jul '16
Jan '17
Jul '17

InfuSystem
INFUSION MADE EASY

Long-Simmering Governance Issues Finally Resolved

- 2012 shareholder support crucial to activist takeover
  - 2013 many large holders alienated by push to sell and especially Morris' low-ball offer
  - 2013 Morris' partners Climaco, Gilman and Singh departed (Singh paid $987K for 11 months)
  - Morris (29, Exec Chair) began long-running battle with some fellow board members
- 2015 board and shareholder alienation led to Morris being replaced as chairman
  - Morris fought move and threatened to run proxy against his fellow directors
  - On similar facts, in 2017 Morris did run a slate against his fellow directors at Sevcon (SV)
    (See Sevcon's press release, https://bit.ly/2NkmwBK and the vote results, https://bit.ly/2MGMLAZ)
- 2016 post-Medicare change, company lacked clear direction
  - Board mandate was to "shore the core"
  - Steen continued pursuit of aggressive growth
  - Morris perseverated on efforts/opportunities to sell the company
- 2017 Morris not renominated to board
  - Board also began considering change at CEO; Morris opposed, advocated selling the company
  - 22NW issues press release to buy company for $2.00 – Morris denied relationship
- 2017 Steen and Morris out; begin refocus on operations and cash flows
  - Aligned board, including two directors representing more than 20% of outstanding shares
  - Office of the President – board and management members (April – November 2017)

Morris Believes He Deserves Another Try?

- Two-time INFU activist, yet seems clear he has never appreciated company's business
  - Start and end of board tenure, fixated on selling company, seemingly indifferent to price
    - As chairman in 2013, with secret partner, offered $1.85
    - When not renominated in 2017, argued to initiate process when stock traded at $1.50
  - While director, encouraged heavy spending to transform business (e.g. software sales)
- His proxy statement and press releases advocate for buyout, not for his slate
  - Page 4: "Throughout his time on the board, Mr. Morris performed extensive due diligence"
  - Opening letter, page 2: "Meson and Argonne devoted a substantial amount of time and resources preparing the proposal"
  - 6/25 PR: "Meson and Argonne do not believe it is in the best interest of shareholders for InfuSystem to continue as a public company…" then provides link to his bid letter before link to his proxy statement
- Morris' slate is transparent tool for (again) seeking a low-ball deal for himself
- Morris has consistently placed his/outside partner interests above INFU shareholders
  - Secret partner in 2013 ($1.85); denial of relationship with 22NW in 2017 ($2.00)
  - Morris slate in 2018 is tool to support Morris' latest personal deal, this time with Argonne
  - Perhaps the only time Morris has not pushed a sale was when he was being paid as Exec Chair

Don't Be Fooled by Morris' Carefully Manipulated Calculations

Morris' Proxy filing tries to justify $3.75 offer price:


InfuSystem Valuation History: Enterprise Value / Adj. EBITDA
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
09/30/2011
12/31/2011
03/31/2012
03/31/2013
03/31/2014
03/31/2015
03/31/2016
03/31/2017
3/20/2018
INFU Historical Trading EV/EBITDA
$3.75 purchase offer TTM EBITDA

See the note presented on the final page of this presentation concerning this and certain other charts reproduced in this presentation.

By taking advantage of this:



And this:



Morris gets to the result he wants by:

1. Timing his calculations to reflect the significant amount of debt repaid in 2017, but before the market had much time to evaluate and react to the new capital structure
2. Timing his calculations periods to place the aberrant 1Q2017 AEBITDA in the prior period thus making the last period look much weaker
3. Switching his final stock measurement date to 3/20/18 ($2.40 stock price) versus 3/31/18 ($2.90 stock price)

Is $3.75 a Fair Price?
Morris Argues Yes By Comparing to His Tenure


InfuSystem Valuation History: Enterprise Value / Adj. EBITDA
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
-
Morris Chair
Morris
Not Chair
09/30/2011
12/31/2011
03/31/2012
03/31/2013
03/31/2014
03/31/2015
03/31/2016
03/31/2017
3/20/2018
INFU Historical Trading EV/EBITDA
$3.75 purchase offer TTM EBITDA

See the note presented on the final page of this presentation concerning this and certain other charts reproduced in this presentation.

Morris asks that his offer be evaluated based on historic EV/AEBITDA multiples, multiples that are depressed due to his poor record while Board Chairman

- Despite his careful manipulation of the data, Morris exposes that the period with the lowest market-based valuation multiples occurred during his tenure as chairman of the board of directors
- As presented, it appears the market's appreciation for the business declined over the period Morris continued to serve as chairman
- As presented, it appears further that the market appreciation for the business improved and achieved new highs after Gregg Lehman replaced Morris as chairman of the board of directors

Morris asks shareholders to view his offer as a premium based upon the low valuation multiples seen when he was chair, disregarding the much higher multiples seen when Lehman became chair

Morris Plays Other Games with the Historical Record

Morris's Proxy filing includes this graphic:



($ in millions)
InfuSystem LTM Adjusted EBITDA under Meson Leadership vs Current Leadership
INFU's operating performance under current leadership of Gregg Lehman has been poor
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.7
$10.5
$9.6
$11.6
$15.1
$16.4
$15.4
$10.8
$13.1
24% CAGR
(8%) CAGR
2011 Q3
2011 Q4
2012 Q1
2013 Q1
2014 Q1
2015 Q1
2016 Q1
2017 Q1
2018 Q1
Meson Leadership (through May 2015)
Current Leadership (Gregg Lehman Chair)

See the note presented on the final page of this presentation concerning this and certain other charts reproduced in this presentation.

Morris' Actual Tenure is Quite Different Than Suggested by His Graphic


($ in millions)
InfuSystem LTM Adjusted EBITDA under Meson Leadership vs Current Leadership
Medicare Change
INFU's operating performance under current leadership of Gregg Lehman has been poor
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$7.7
$10.5
$9.6
$11.6
$15.1
$16.4
$15.4
$10.8
$13.1
24% CAGR
(8%) CAGR
Morris' Board Tenure
2011 Q3
2011 Q4
2012 Q1
2013 Q1
2014 Q1
2015 Q1
2016 Q1
2017 Q1
2018 Q1
Meson Leadership (through May 2015)
Current Leadership (Gregg Lehman Chair)

See the note presented on the final page of this presentation concerning this and certain other charts reproduced in this presentation.

The left side of Morris' chart shows 6 periods in green, 3 of which occurred ***PRIOR*** to his joining INFU's board of directors in May 2012

The right side of Morris' chart shows 3 periods in red, 2 of which occurred ***PRIOR*** to his leaving INFU's board of directors in June 2017

Thus, Morris is attempting to take credit for events that occurred prior to the start of his tenure, while denying responsibility for events (such as the Medicare change) that occurred prior to the end of his tenure. Note also, the refocus improvements began quickly following Morris' departure

Important, Company Never Had a Problem with Cash-Generation

Fiscal Year ($ in thousands)	Dec-13	Dec-14	Dec-15	Dec-16	Dec-17
CASH FLOWS FROM OPERATING ACTIVITIES					
Net Income	$1,669	$3,357	$2,785	($222)	($20,707)
Depreciation Amortization	8,653	6,765	8,370	10,775	12,551
Income taxes - deferred	1,180	2,588	1,137	-240	15,389
Accounts receivable	-8,720	-5,377	-7,556	-4,589	-5,445
Other Working Capital	-9,619	-9,907	-11,217	-7,907	-5,376
Other Operating Activity	14,300	9,829	13,535	10,092	11,171
OPERATING CASH FLOW	$7,463	$7,255	$7,054	$7,909	$7,583

Period 2013 to 2017, InfuSystem Generated $37.3 million from operations

- Refocus started in 2017 primarily involves correcting **Operating and Spending Problems**
- While serving as Executive Chairman, Ryan Morris:
  - Oversaw a company with $70 mil in revenue
  - That operated with an enormous C-Suite: CEO, COO, CFO, CAO, CIO, CLO
- On top of the large salary pool, company spent $36 million between 2013 and 2017 on:
  - $15 mil on IT projects
  - $11 mil on interest
  - $7 mil on acquisitions
  - $3 mil on bankers, legal and severance

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

NET INCOME (LOSS) TO ADJUSTED EBITDA:	Three Months Ended									Forecasted Twelve Months Ending	
	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17	Jun-17	Sep-17	Dec-17	Mar-18	Dec-18	Dec-19
GAAP net income (loss)	$ 40,273	$ 154,514	$ 56,359	$ (472,821)	$ (1,478,838)	$ (1,106,137)	$ (128,356)	$ (17,993,671)	$ 203,474	$ 338,898	$ 2,113,898
Adjustments:											
Interest expense	304,643	327,590	384,051	327,244	328,153	332,814	353,780	317,362	315,324	1,261,297	1,500,000
Income tax expense (benefit)	87,110	(35,356)	130,045	(323,645)	(856,101)	(384,800)	327,100	16,363,157	58,004	107,016	700,000
Depreciation	1,643,683	1,729,894	1,751,139	1,770,214	1,706,965	1,693,235	1,765,200	1,797,504	1,628,719	6,514,877	6,500,000
Asset impairment	-	-	-	-	-	-	-	993,212	-	-	-
Amortization	911,540	922,913	957,757	1,057,402	1,411,066	1,387,715	1,383,476	1,376,827	1,186,688	4,746,751	4,600,000
										-	-
Non-GAAP EBITDA	**$ 2,987,249**	**$ 3,099,556**	**$ 3,279,351**	**$ 2,358,394**	**$ 1,111,236**	**$ 1,922,827**	**$ 3,701,200**	**$ 2,854,392**	**$ 3,392,210**	**$12,968,838**	**$15,413,898**
										-	-
Stock compensation	213,103	137,266	(16,753)	128,494	140,069	177,340	133,110	232,090	112,511	600,000	400,000
Restatement or proxy contest costs	-	-	-	394,000	28,000	-	-	-	-	400,000	-
Early termination fees for capital leases	-	-	-			302,000	(10,000)			-	-
Strategic Alternatives and other costs	100,000	95,208	109,000	-	-	-	-	160,000	-	-	-
Shareholder legal costs	-	-	-	-	24,000	176,000	-	-	-	-	-
Management reorganization/transition costs	-	74,844	42,000	36,000	134,000	485,000	42,076	75,569	47,386	189,544	75,000
Non-GAAP Adjusted EBITDA	**$ 3,300,351**	**$ 3,406,874**	**$ 3,413,598**	**$ 2,916,888**	**$ 1,437,304**	**$ 3,063,168**	**$ 3,866,385**	**$ 3,322,050**	**$ 3,552,106**	**$14,158,382**	**$15,888,898**

Note on Reproduced Charts

The following charts in this presentation:

- Chart on the top of Slide 20
- Chart on the top of Slide 21
- Chart on Slide 22
- Chart on the top of Slide 23

have been reproduced from the definitive proxy statement filed by Morris and his affiliates with the SEC on July 2, 2018, and annotated. Such charts are being reproduced in this presentation solely for the purpose of addressing Morris' arguments in the definitive proxy statement and not for any other purpose, including, without limitation, presenting any financial information to the Company's stockholders. The Company has not independently verified the information in the chart and cannot make any representation as to the accuracy or completeness of such information.